Exhibit 10(a).

Schedule Identifying Material Details of
Executive Agreements Substantially Similar to Exhibit 10(a) of Huntington’s
Annual Report on Form 10-K for the year ended December 31, 2004

Name	Effective Date
Ronald C. Baldwin	May 16, 2001
Thomas E. Hoaglin	February 15, 2001

Schedule Identifying Material Details of
Executive Agreements Substantially Similar to Exhibit 10(b) of Huntington’s
Annual Report on Form 10-K for the year ended December 31, 2004

Name	Effective Date
Daniel B. Benhase	August 16, 2000
Richard A. Cheap	May 4, 1998
Mary W. Navarro	July 16, 2002
Nicholas G. Stanutz	February 26, 2002

Schedule Identifying Material Details of
Executive Agreements Substantially Similar to Exhibit 10(c) of Huntington’s
Annual Report on Form 10-K for the year ended December 31, 2004

Name	Effective Date
James W. Nelson	November 9, 2004
Mahesh Sankaran	February 28, 2005

Schedule Identifying Material Details of
Executive Agreements Substantially Similar to Exhibit 10(d) of Huntington’s
Annual Report on Form 10-K for the year ended December 31, 2004

Name	Effective Date
Donald R. Kimble, Jr.	July 14, 2004

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